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NUVEEN
                                           Nuveen Washington Premium Income Municipal Fund
                                                  Special Meeting of Shareholders

                                                           COMMON SHARES

JOHN NUVEEN & CO., INC.                  PROXY SOLICITED BY THE BOARD OF TRUSTEES FOR THE
333 WEST WACKER DRIVE                      SPECIAL MEETING OF SHAREHOLDERS, JULY 28,1999
CHICAGO, IL 60606-1286
                                         A special meeting of shareholders will be held Wednesday,
                                         July 28, 1999 at 10:30 a.m. Central Time, in the Grand
                                         Ballroom of the Hotel Inter-Continental, 505 North Michigan
                                         Avenue, Chicago, Illinois. At this meeting, you will be
                                         asked to vote on the proposal described in the attached
                                         proxy statement. The undersigned hereby appoints Timothy
                                         R. Schwertfeger, Alan G. Berkshire, Larry W. Martin and
                                         Gifford R. Zimmerman, and each of them, with full power
                                         of substitution, proxies for the undersigned to represent
                                         and vote the shares of the undersigned at the Special
                                         Meeting of Shareholders of Nuveen Washington Premium
                                         Income Municipal Fund to be held on July 28, 1999,
                                         or any adjournment or adjournments thereof.

                                         THE BOARD OF TRUSTEES HAS UNANIMOUSLY AGREED THAT THIS
                                         PROPOSAL IS IN THE BEST INTEREST OF SHAREHOLDERS AND
                                         URGES YOU TO VOTE IN FAVOR OF THE PROPOSAL.




You are encouraged to specify your choices by marketing the appropriate boxes.
If you do not mark any boxes, your proxy will be voted for "FOR" the proposal. Please mark, sign, date and return this proxy card promptly using the enclosed envelope if you are not voting by telephone or over the internet.
To vote by telephone, please call (800) 690-6903. To vote over the Internet, go to www.proxyvote.com. In either case you will be asked to enter the control number on the right hand side of this proxy card.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:    X                     [CONTROL NUMBER]



------------------------------------------------------------------------------------------------------------------------------------

NUVEEN WASHINGTON PREMIUM INCOME MUNICIPAL FUND, INC.


WHETHER OR NOT YOU PLAN TO JOIN US AT THE MEETING, PLEASE
COMPLETE, DATE AND SIGN YOUR PROXY CARD AND RETURN IT IN
THE ENCLOSED ENVELOPE SO THAT YOUR VOTE WILL BE COUNTED.
AS AN ALTERNATIVE, PLEASE CONSIDER VOTING BY TELEPHONE
(800-690-6903) OR OVER THE INTERNET (www.proxyvote.com).
SEE THE ENCLOSED INSERT FOR FURTHER INSTRUCTIONS ON
VOTING BY PHONE OR OVER THE INTERNET.

                                        THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.



Proposal 1. Approval of an Agreement and Plan of             For Against Abstain
            Reorganization and Liquidation between
            Nuveen Premium Income Municipal Fund 4,          / /    / /    / /
            Inc. and Nuveen Washington Premium Income
            Municipal Fund.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the special meeting.

The shares to which this proxy relates will be voted as specified. If no specification is made, such shares will be voted "FOR"
the proposal set forth on this proxy.

PLEASE BE SURE TO SIGN AND DATE THIS PROXY IF YOU ARE NOT VOTING BY PHONE OR OVER THE INTERNET.

NOTE: Please sign your name exactly as it appears on this proxy. If shares are held jointly, each holder must sign the proxy. If you are signing on behalf of an estate, trust or corporation, please state your title or capacity.



-------------------------------------------                    ---------------------------------
Signature [PLEASE SIGN WITHIN BOX]     Date                    Signature (Joint Owners)     Date
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NUVEEN
                                           Nuveen Washington Premium Income Municipal Fund
                                                  Special Meeting of Shareholders

                                                        MUNICIPAL AUCTION RATE
                                                      CUMULATIVE PREFERRED SHARES

JOHN NUVEEN & CO., INC.                  PROXY SOLICITED BY THE BOARD OF TRUSTEES FOR THE
333 WEST WACKER DRIVE                      SPECIAL MEETING OF SHAREHOLDERS, JULY 28,1999
CHICAGO, IL 60606-1286
                                         A special meeting of shareholders will be held Wednesday,
                                         July 28, 1999 at 10:30 a.m. Central Time, in the Grand
                                         Ballroom of the Hotel Inter-Continental, 505 North Michigan
                                         Avenue, Chicago, Illinois. At this meeting, you will be
                                         asked to vote on the proposal described in the attached
                                         proxy statement. The undersigned hereby appoints Timothy
                                         R. Schwertfeger, Alan G. Berkshire, Larry W. Martin and
                                         Gifford R. Zimmerman, and each of them, with full power
                                         of substitution, proxies for the undersigned to represent
                                         and vote the shares of the undersigned at the Special
                                         Meeting of Shareholders of Nuveen Washington Premium
                                         Income Municipal Fund to be held on July 28, 1999, or
                                         any adjournment or adjournments thereof.

                                         THE BOARD OF TRUSTEES HAS UNANIMOUSLY AGREED THAT THIS
                                         PROPOSAL IS IN THE BEST INTEREST OF SHAREHOLDERS AND
                                         URGES YOU TO VOTE IN FAVOR OF THE PROPOSAL.




You are encouraged to specify your choices by marketing the appropriate boxes.
If you do not mark any boxes, your proxy will be voted for "FOR" the proposal. Please mark, sign, date and return this proxy card promptly using the enclosed envelope if you are not voting by telephone or over the internet.
To vote by telephone, please call (800) 690-6903. To vote over the Internet, go to www.proxyvote.com. In either case you will be asked to enter the control number on the right hand side of this proxy card.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:    X                     [CONTROL NUMBER]



------------------------------------------------------------------------------------------------------------------------------------

NUVEEN WASHINGTON PREMIUM INCOME MUNICIPAL FUND, INC.
Preferred Shares: Series TH

WHETHER OR NOT YOU PLAN TO JOIN US AT THE MEETING, PLEASE
COMPLETE, DATE AND SIGN YOUR PROXY CARD AND RETURN IT IN
THE ENCLOSED ENVELOPE SO THAT YOUR VOTE WILL BE COUNTED.
AS AN ALTERNATIVE, PLEASE CONSIDER VOTING BY TELEPHONE
(800-690-6903) OR OVER THE INTERNET (www.proxyvote.com).
SEE THE ENCLOSED INSERT FOR FURTHER INSTRUCTIONS ON
VOTING BY PHONE OR OVER THE INTERNET.

                                        THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.



Proposal 1. Approval of an Agreement and Plan of             For Against Abstain
            Reorganization and Liquidation between
            Nuveen Premium Income Municipal Fund 4,          / /    / /    / /
            Inc. and Nuveen Washington Premium Income
            Municipal Fund.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the special meeting.

The shares to which this proxy relates will be voted as specified. If no specification is made, such shares will be voted "FOR"
the proposal set forth on this proxy.

PLEASE BE SURE TO SIGN AND DATE THIS PROXY IF YOU ARE NOT VOTING BY PHONE OR OVER THE INTERNET.

NOTE: Please sign your name exactly as it appears on this proxy. If shares are held jointly, each holder must sign the proxy. If you are signing on behalf of an estate, trust or corporation, please state your title or capacity.



-------------------------------------------                    ---------------------------------
Signature [PLEASE SIGN WITHIN BOX]     Date                    Signature (Joint Owners)     Date
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